Exhibit 99.1

Forward Looking Statements Statements made in this presentation include financial estimates and forward-looking statements that are not historical facts. Each of these estimates and forward-looking statements involves risk and uncertainties. These estimates are based on present circumstances, information currently available, and assumptions about future revenues, industry growth, and general economic conditions. Estimates are inherently uncertain as they are based on assumptions concerning future events. No representations can be made as to the accuracy of such information or the reliability of such assumptions. Accordingly, actual revenues and expenditures may vary significantly from the Company's estimates, and actual results or developments may differ materially from those expressed or implied by the forward-looking statements. Factors that could cause actual results to differ from the financial estimates and forward-looking statements in this presentation include those described in the Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as updated in 2013 quarter periods. Therefore, neither the Company's estimates nor the assumptions upon which they are based are to be interpreted as a guarantee or promise of the Company or management. The Company has no obligation to modify, amend, update, alter, or change the estimates contained herein. Investor Relations Zynex, Inc. 9990 Park Meadows Drive Lone Tree, CO 80124 Telephone: (303) 703-4906 Facsimile: (303) 347-9153 www.zynex.com 12/19/2013 2 OTCQB: ZYXI
Zynex Overview Medical Device Manufacturer & Compound Pharmacy Non-invasive, conservative pain treatment EEG & Sleep diagnostics Blood volume monitoring Physician and hospital billing International sales Publicly Traded OTCQB: ZYXI In operation since 1996, headquartered in Lone Tree, Colorado >40%+ recurring revenue with more than 200,000 patients treated since inception High GPM of >70% Estimated $6b market 12/19/2013 3 OTCQB: ZYXI
Business Structure Business Structure 12/19/2013 4 OTCQB: ZYXI
Business Unit Summary ZYNEX MEDICAL (ZMI) Non-invasive electrotherapy pain management devices "TENS" (98% of historical revenue) RX required, insurance billed >70% GP, >40% recurring revenue (consumable supplies) Topical/transdermal pain cream (introduced Dec 2013) RX required, insurance billed, complimentary to TENS Expect >80% GP and recurring monthly refill prescriptions ZYNEX NEURODIAGNOSTICS (ZND) EEG and sleep diagnostics B:B products (1% of historical revenue) ZYNEX MONITORING SOLUTIONS (ZMS) In development, non-invasive blood volume monitor (Zero revenue, in development) ZYNEX BILLING AND CONSULTING (ZBC) Outsourced billing for physicians and hospitals (1% of historical revenue) ZYNEX INTERNATIONAL (ZINT) International conduit for all Zynex products (1% of historical revenue-all divisions) 12/19/2013 5 OTCQB: ZYXI

Products – Zynex Medical

- Complete line of electrotherapy pain management devices-FDA cleared and CE marked
- Augments healing, alleviates swelling through increased blood circulation, and reduces both acute/chronic pain through the use of electrical currents
- Consumables required
- Require a prescription
- Reimbursed by health insurance
- May be rented or purchased



NexWave
TruWave+
E-Wave
IF8000
IF8100
Iontophoresis
Consumables (battery/electrode)

OTCQB: ZYXI

12/19/2013 • 6

Products - Zynex Medical Stroke/spinal cord rehabilitation devices-FDA cleared and CE marked Augment healing, as well as assist in recovery for stroke, Spinal Cord Injuries and Traumatic Brain Injury, retrains muscles, increases range of motion Consumables required 12/19/2013 7 NeuroMove Consumables (electrodes) OTCQB: ZYXI
Products - Zynex Neurodiagnostics EEG/Sleep diagnostic devices used in Neuro clinics, sleep diagnosis labs and for home sleep diagnosis B:B sale Not dependent on insurance reimbursement 12/19/2013 8 BWIII - (in lab) Sleep Diagnostic product Sleep Profiler- (home) Sleep Diagnostic product OTCQB: ZYXI
Products - Monitoring Solutions In development - non invasive blood volume monitor Used in operating and recovery rooms to detect blood loss and internal bleeding Clinical trials commenced Patent filed 12/19/2013 9 Blood Volume Monitor (in development) OTCQB: ZYXI
Revenue Growth 12/19/2013 10 OTCQB: ZYXI
Financial Summary 12/19/2013 11 OTCQB: ZYXI
Balance Sheet Balance Sheet 12/19/2013 12 OTCQB: ZYXI
Available Market 12/19/2013 13 OTCQB: ZYXI PAST AVAILABLE MARKET ~$4B PAST AVAILABLE MARKET ~$4B CURRENT AVAILABLE MARKET ~$7B CURRENT AVAILABLE MARKET ~$7B ZYNEX MEDICAL ZYNEX MEDICAL Electrotherapy Devices $550M Electrotherapy Devices $275M Compound Pain Cream $1.8B ZYNEX MONITORING SOLUTIONS ZYNEX MONITORING SOLUTIONS ZYNEX MONITORING SOLUTIONS ZYNEX MONITORING SOLUTIONS Cardiac Monitoring Devices $3B Cardiac Monitoring Devices $3B ZYNEX NEURODIAGNOSTICS ZYNEX NEURODIAGNOSTICS ZYNEX NEURODIAGNOSTICS ZYNEX NEURODIAGNOSTICS Biofeedback/Rehab $220M Biofeedback/Rehab $220M Sleep Diagnostics $360M EEG/Epilepsy Monitoring $270M Sleep Therapy $120M High Definition EEG $425M Intraoperative EEG Monitoring $275M Brain Mapping/Research $100M Market size based on internal management estimates and various market sources
What Happened to Business Electrotherapy Industry (Zynex Medical - TENS) Healthcare Reform CMS Decision TENS devices Lower Back Pain indication no longer covered by Medicare Affordable Care Act Commercial insurance following CMS Physicians confused by general "reform" change and required to generate significantly more paperwork Harder to obtain prescriptions 12/19/2013 14 OTCQB: ZYXI
Zynex Path to Recovery Zynex Improve current TENS business as quickly as possible Expense reductions to current demand (headcount/other ancillary) Renegotiated current building lease Focus on workers compensation electrotherapy (TENS) orders (highest collection rate) Diversification Pain Cream Created in-house compound pharmacy (topical pain creams) Utilize existing TENS sales channel (same order point as core business (TENS)) and existing infrastructure High insurance reimbursement Large market (~1.8b) Complements non-invasive pain management TENS device, places Zynex as a "full service" conservative pain management company High gross profit >80% Zynex NeuroDiagnostic Growing EEG/sleep market Not dependent on insurance reimbursement B:B Product development 12/19/2013 15 OTCQB: ZYXI
Zynex Path to Recovery Zynex Monitoring Solutions Untapped market need blood volume monitoring (safer surgery/recovery) Non-invasive B:B Product development Zynex Billing and Consulting Service based revenue Leverage insurance billing core competency 12/19/2013 16 OTCQB: ZYXI
Zynex - Looking Forward Zynex Medical (ZMI) Pain Cream/Compound Pharmacy facts Complements Zynex TENS non-invasive pain management product and is sold through same TENS channel and customer Highly fragmented with low concentration Approximately 80%+ GM Zynex NeuroDiagnostics(ZND) EEG/Sleep Diagnostic distributor agreements Adds product breadth to ZND Market/End Users EEG Diagnostic - Neurology hospital and private practice doctors Sleep Diagnostic - Hospital, private practice sleep labs, home use (portable) Sleep Treatment - End user home treatment (Apnea) 12/19/2013 17 OTCQB: ZYXI
Zynex - Looking Forward Zynex Monitoring Solutions: Blood Volume Monitor at commercialization Early warning that patient condition is likely to deteriorate Utilizes multiple physiological Enables a higher level of care than traditional vital sign monitoring Effective in multiple care environments (e.g. operating room, recovery and trauma) Zynex Billing and Consulting(ZBC) Insurance billing and consulting for physicians and hospitals Looking to assume/acquire additional billing companies Provides recurring service based revenue, while leveraging insurance billing core competency 12/19/2013 18 OTCQB: ZYXI
Future Objectives Listing on AMEX/NASDAQ Develop devices and applications with high GPM Continue to grow recurring revenue Take only calculated risks Continue net earnings growth plan Positive free cash flow Utilize a mix of acquisitions and organic based growth to drive valuation=stock price=private equity with low dilution and/or loan-based financing 12/19/2013 19 OTCQB: ZYXI
History History 12/19/2013 20 OTCQB: ZYXI
Corporate & Ownership Structure 12/19/2013 21 Common Stock: 31,000,000 shares outstanding OTCBB: ZYXI Auditors: GHP Horwath Counsel: Perkins Coie OTCQB: ZYXI
Management Team Bio Thomas Sandgaard has been the Chairman of the Board, President and Chief Executive Officer of Zynex, Inc. since founding the company in 1996. He has previously held management positions with companies such as ITT, Siemens, GN Danavox, Dataco and Philips. Most of his work has been in the areas of international sales and distribution, technology transfers, mergers and marketing management in the semiconductor, telecommunications, data communications and medical equipment industries. Mr. Sandgaard has a degree in electronics engineering from Denmark's Odense University of Engineering and an MBA from Copenhagen Business School. Mr. Sandgaard has an in-depth knowledge of the industry and is the driving force as to the Company strategies. Anthony Scalese has been Chief Financial Officer of Zynex, Inc. since September 2010. Mr. Scalese has over 15 years of experience in accounting, finance and operations and has spent the past 13 years of his career in the high-tech and healthcare industries. His most recent position was Chief Financial Officer for Qualmark Corporation, in which he also served as President for various subsidiaries of Qualmark. He previously held positions at Coram Healthcare (now Apria Healthcare) as well as Foundation Health Systems (now Healthnet). Mr. Scalese is a Certified Public Accountant licensed in Colorado, received a Masters in Business Administration from the University of Colorado and a Bachelor of Science in Business Administration-Accounting from Colorado State University. 12/19/2013 22 OTCQB: ZYXI
Management Team Bio Robert "Bob" Cozart is the VP of Technical Operations who develops and manages all of the teams that make up the Purchasing, Production, Service, Warehouse, Facilities, and Shipping and Receiving departments. Mr. Cozart has over 26 years of management experience in electronics manufacturing, primarily with Class II and Class III medical devices with such companies as HEI, Colorado Medtech, Pfizer/Valleylab and Medtronic. Mr. Cozart holds an MBA from Creighton University in Omaha and a BS in Business from the University of Colorado in Boulder. Robert Bird is the Vice President of Sales responsible for all domestic sales within the rehabilitation and pain management markets and directs all domestic sales activities for the Zynex Medical division of Zynex. Mr. Bird has over 20 years of sales and management experience and holds a B.S. Degree in Business Administration from California State University, Hayward. Dave Empey is the Director of Regulatory and Compliance for Zynex Inc. Mr. Empey has over 35 years of healthcare, clinical services, management, operations, medical equipment, accreditation, quality and compliance experience. Mr. Empey holds an MBA from the University of Denver and is a Registered Respiratory Therapist. 12/19/2013 23 OTCQB: ZYXI
Summary Summary 12/19/2013 24 High GPM of >70% >40%+ recurring revenue >40,000 units in the field >200,000 patients helped since inception Estimated $7b market OTCQB: ZYXI
Contact Information For more information, please contact: Investor Relations Zynex, Inc. 9990 Park Meadows Drive Lone Tree, CO 80124 Telephone: (303) 703-4906 Facsimile: (303) 347-9153 www.zynex.com 12/19/2013 25 OTCQB: ZYXI
Stock Symbol ZYXI 12/19/2013 26 OTCQB: ZYXI